Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of December 20, 2021 (this “Agreement”), is entered into by and among BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), BKRF OCP, LLC, a Delaware limited liability company (“Holdings”), Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), Orion Energy Partners TP Agent, LLC, in its capacity as the administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the Tranche A Lenders and Tranche B Lenders party hereto, constituting 100% of the Tranche A Lenders and the Tranche B Lenders party to the Credit Agreement (as defined below) (the “Signatory Lenders”).  As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise specified.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, the Administrative Agent and each Tranche A Lender and Tranche B Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “Credit Agreement” and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, the HoldCo Borrower, the HoldCo Pledgor, Orion Energy Partners TP Agent, LLC, in its capacity as the HoldCo Administrative Agent and HoldCo Collateral Agent (in such capacity, the “HoldCo Agent”) and each HoldCo Lender from time to time party thereto have entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, modified and supplemented on or prior to the date hereof, the “HoldCo Credit Agreement”);

WHEREAS, the Borrower and the Lenders and the HoldCo Borrower and the HoldCo Lenders entered into the Credit Agreement and the HoldCo Credit Agreement, respectively, based on certain estimated costs to install, develop and construct the Project;

WHEREAS, the Borrower has requested (a) an increase in Tranche B Commitments in an amount equal to $20,000,000 and (b) that one or more Lenders provide to the Borrower commitment and funding of a new tranche of loans in an aggregate principal amount of $20,000,000 (the “Bridge Facility”), in each case, subject to the terms and conditions set forth herein;

WHEREAS, the Tranche B Lenders identified on such Tranche B Lender’s signature page as an “Upsizing Tranche B Lender” (each, an “Upsizing Tranche B Lender”) is willing to provide the increased Tranche B Commitments subject to the terms herein and in the Amended Credit Agreement;

WHEREAS, the Lenders identified on such Lender’s signature page as a “Bridge Lender” (each, a “Bridge Lender”) is willing to provide the Bridge Commitments subject to the terms herein and in the Amended Credit Agreement;

WHEREAS, pursuant to this Agreement, the Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement on the Sixth Amendment Effective Date as set forth herein; and

WHEREAS, the Borrower, Holdings, the Project Company, the Administrative Agent and the Signatory Lenders entered into that certain Waiver No. 4 to Credit Agreement, dated as of the date hereof (the “Waiver”), pursuant to which the Signatory Lenders waived the Defaults and Events of Default specified therein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Upsized Tranche B Commitments and Bridge Commitments.

(a)          Subject to the satisfaction of all of the conditions precedent set forth in Section 5 hereof, as of the Sixth Amendment Effective Date, each Upsizing Tranche B Lender hereby:

(i)          severally commits to make one or more Tranche B Loans to the Borrower pursuant to the provisions of, and subject to the conditions contained in, the Amended Credit Agreement in an amount up to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Upsized Tranche B Commitments”; and

(ii)         agrees, subject to the satisfaction of the conditions set forth in Section 4.03 of the Amended Credit Agreement and the other provisions of the Financing Documents, to make Tranche B Loans to the Borrower pursuant to the Amended Credit Agreement in multiple draws from the Sixth Amendment Effective Date until the expiration of the Availability Period in an amount not to exceed the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Upsized Tranche B Commitments” (the “Upsized Tranche B Commitments”).

(b)          Subject to the satisfaction of all of the conditions precedent set forth in Section 5 hereof, as of the Sixth Amendment Effective Date, each Bridge Lender hereby:

(i)          severally commits to make one or more Bridge Loans to the Borrower pursuant to the provisions of, and subject to the conditions contained in, the Amended Credit Agreement in an amount up to the commitment amount set forth next to such Bridge Lender’s name on Exhibit A attached hereto under the caption “Bridge Commitments”; and

(ii)         agrees, subject to the satisfaction of the conditions set forth in Section 4.03 of the Amended Credit Agreement and the other provisions of the Financing Documents, to make Bridge Loans to the Borrower pursuant to the Amended Credit Agreement in multiple draws from the Sixth Amendment Effective Date until the expiration of the Availability Period in an aggregate amount not to exceed the commitment amount set forth next to such Bridge Lender’s name on Exhibit A attached hereto under the caption “Bridge Commitments” (the “Bridge Commitments”).

Notwithstanding the foregoing or anything in the Amended Credit Agreement to the contrary, the Bridge Commitments shall only be funded after all of the Upsized Tranche B Commitments are fully funded.

(c)          Subject to the satisfaction of all the conditions precedent set forth in Section 5 hereof, as of the Sixth Amendment Effective Date, each Lender (including the Upsizing Tranche B Lenders and Bridge Lenders) and each of the Loan Parties hereby:

(i)          consents to the incurrence by Borrower of the Upsized Tranche B Commitments (including any Tranche B Loans incurred in respect thereof) and the Bridge Commitments (including any Bridge Loans incurred in respect thereof);

(ii)         agrees that the Upsized Tranche B Commitments, and any Tranche B Loans incurred in respect thereof, shall be Tranche B Commitments and Tranche B Loans for all purposes under the Credit Agreement;

2

(iii)        agrees that the Bridge Commitments, and any Bridge Loans incurred in respect thereof, shall be Commitments and Loans for all purposes under the Credit Agreement; and

(iv)        in the case of each Tranche B Lender, reaffirms its commitment to make, without duplication of prior commitments and subject to the satisfaction of the conditions set forth in the Financing Documents (including Section 4.03 of the Amended Credit Agreement), Tranche B Loans to the Borrower pursuant to the Amended Credit Agreement (x) on the Sixth Amendment Effective Date in an amount equal to the commitment amount set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Remaining Unfunded Tranche B Commitments (including Upsized Tranche B Commitment)” and (y) to fund the remaining commitment amounts set forth next to such Tranche B Lender’s name on Exhibit A attached hereto under the caption “Remaining Unfunded Tranche B Commitments (including Upsized Tranche B Commitment)” in accordance with a Borrowing Request delivered on or after the Sixth Amendment Effective Date in accordance with Section 2.01(d)(ii) of the Amended Credit Agreement.

2.          Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, as of the Sixth Amendment Effective Date, the Borrower, the other Loan Parties, the Administrative Agent and the Signatory Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree that the Credit Agreement is amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)          The definition of “Availability Period” is hereby restated in its entirety as follows:

“Availability Period” means (a) with respect to Tranche B Loans, the period from the Closing Date to and including the earliest to occur of (i) January 7, 2022 and (ii) the Maturity Date and (b) with respect to Bridge Loans, the period from the Sixth Amendment Effective Date to and including the earliest to occur of (i) January 15, 2022 and (ii) the Maturity Date.”

(ii)         The definition of “Commitment” is hereby restated in its entirety as follows:

“Commitment” means, (i) with respect to each Lender,  the commitment of such Lender to make Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Annex I under the heading “Commitment”, (ii) with respect to each Tranche B Lender, its Tranche B Commitment and (iii) with respect to each Bridge Lender, its Bridge Commitment.

(iii)        The definition of “Loan” is hereby restated in its entirety as follows:

“Loan” has the meaning assigned to such term in Section 2.01(bb).

(iv)        The definition of “Maturity Date” is hereby restated in its entirety as follows:

3

“Maturity Date” means (a) with respect to the Term Loans, the earliest to occur of (i) November 4, 2026, and (ii) the date upon which the entire outstanding principal amount of the Loans, together with all unpaid interest, fees, charges and costs, shall be accelerated in accordance with this Agreement and (b) with respect to the Bridge Loans, the earliest to occur of (i) January 31, 2022, and (ii) the date upon which the entire outstanding principal amount of the Loans, together with all unpaid interest, fees, charges and costs, shall be accelerated in accordance with this Agreement.

(v)         The definition of “Prepayment Premium” is hereby restated in its entirety as follows:

“Prepayment Premium” means (a) with respect to the Term Loans, with respect to any Called Principal, an amount equal to the projected amount of interest that would be due on the Called Principal from the date of such prepayment to the 32-month anniversary of the applicable Funding Date (assuming the Called Principal was not prepaid or repaid during such period), as reasonably calculated by the Administrative Agent and (b) with respect to the Bridge Loans, with respect to any Called Principal, an amount equal to such Called Principal multiplied by 1%, as reasonably calculated by the Administrative Agent. An example of the Prepayment Premium calculation for the Term Loans is set forth on Annex II.

(vi)        The following defined terms are added in proper alphabetical order:

“Bridge Commitment” means, with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Annex I under the caption “Bridge Commitment” or, if such Lender has entered into one or more Assignment and Assumptions following the Sixth Amendment Effective Date, the amount set forth for such Lender in the Register maintained by the Administrative Agent as such Lender’s “Bridge Commitment”.

“Bridge Funding Date” means the date on which the conditions precedent specified in Sections 4.02 and 4.03 have been satisfied (or waived in accordance with Section 10.02) and Bridge Loans are first required to be funded pursuant to Section 2.01(bb).

“Bridge Lender” means (a) a lender that holds Bridge Loans and/or Bridge Commitments and (b) each Person that shall become a Bridge Lender hereunder pursuant to an Assignment and Assumption that assumes Bridge Loans and/or Bridge Commitments, in each case, so long as such lender continues to hold such Bridge Loans and/or Bridge Commitments.

“Bridge Loan” has the meaning assigned to such term in Section 2.01(bb).

“Sixth Amendment” means that certain Amendment No. 6 to Credit Agreement, dated as of December 20, 2021, by and among the Borrower, Holdings, the Project Company, the Administrative Agent and the Lenders.

“Sixth Amendment Effective Date” means December 20, 2021.

4

“Term Loan” has the meaning assigned to such term in Section 2.01(b).

(b)          Section 2.01 of the Credit Agreement is hereby amended by restating clause (g) as follows and adding the following clause (bb) immediately after clause (b) therein:

(b)          Tranche B Loans. Subject to the terms and conditions set forth in this Agreement (including Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Tranche B Lender severally, but not jointly, agrees to advance to Borrower from time to time during the Availability Period such loans as Borrower may request pursuant to this Section 2.01 (exclusive of the Tranche A Loan, individually, a “Tranche B Loan” and, collectively, the “Tranche B Loans” and, together with the Tranche A Loans, the “Term Loans”) in an aggregate principal amount which, when added to the aggregate principal amount of all prior Tranche B Loans made by such Lender under this Agreement, does not exceed such Tranche B Lender’s Tranche B Commitment; provided, that Borrower may only request Tranche B Loans once every 10 days in minimum amounts of at least $4,000,000.

(bb)         Bridge Loans. Subject to the terms and conditions set forth in this Agreement (including Section 4.03) and in reliance upon the representations and warranties of the Loan Parties set forth herein, each Bridge Lender severally, but not jointly, agrees to advance to Borrower from time to time during the Availability Period such loans as Borrower may request pursuant to this Section 2.01 (exclusive of the Tranche A Loan and Tranche B Loans, individually, a “Bridge Loan” and, collectively, the “Bridge Loans” and, together with the Term Loans, the “Loans”) in an aggregate principal amount which, when added to the aggregate principal amount of all prior Bridge Loans made by such Lender under this Agreement, does not exceed such Bridge Lender’s Bridge Commitment; provided, that Borrower may only request Bridge Loans once every 10 days in minimum amounts of at least $4,000,000.

(c)          Section 4.03(g) of the Credit Agreement is hereby amended by deleting the reference to “Loans” and replacing it with a reference to “Term Loans”.

(d)          Article V of the Credit Agreement is hereby amended by inserting the following new Section 5.33:

Section 5.33 Post-Sixth Amendment Covenants. COMA Waiver. Borrower shall, on or prior to January 15, 2022, enter into a waiver to the COMA with the Operator, in form and substance reasonably satisfactory to the Administrative Agent, that permits reimbursable spending during the period from December 20, 2021 to January 31, 2022, subject to such spending not exceeding $5,000,000 (the “Additional COMA Reimbursable Spending”).

(e)          Annex I (Commitments) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety as set forth in Exhibit A attached hereto.

5

3.          Amendment No. 5 Fees.

(a)          As consideration for the amendments to the Credit Agreement agreed pursuant to Section 2 and the other waivers and forbearances provided by the Lenders on and before the Sixth Amendment Effective Date and as consideration for the waivers provided under the Holdco Credit Agreement by the Lenders or Affiliates thereof on or prior the date hereof, the Borrower hereby agrees to pay to each Lender an amendment and consent premium in the form of warrants to obtain the shares of common equity as set forth in Exhibit B hereto, on the terms, and strike prices, set forth in Exhibit C (the “GCEH Warrants”), which GCEH Warrants shall be payable to each Lender (or its designated Affiliate) in the amounts set forth on Exhibit B hereto (the “Amendment & Consent Premium”).  The Amendment & Consent Premium shall be due, earned and payable on the Sixth Amendment Effective Date.  Each Lender acknowledges and agrees that issuance of the GCEH Warrants to such Lender satisfies the obligation of the Borrower to pay both (x) the Amendment & Consent Premium (as defined in Section 3 of Amendment No. 5 to the Credit Agreement, dated as of July 29, 2021) and (y) the Waiver Premium (as defined in Section 3 of Amendment No. 3 to the Holdco Credit Agreement, dated as of July 29, 2021).  The GCEH Warrants must be issued in accordance with the term sheet set forth in Exhibit C, and any failure to issue GCEH Warrants in accordance with the foregoing shall constitute an Event of Default.

(b)          The Borrower hereby agrees that the Amendment & Consent Premium shall be paid without set-off, deduction or counterclaim and free and clear of, and without deduction by reason of, any taxes.

(c)          All fees and premiums hereunder, once paid, are nonrefundable and are in addition to and not creditable against any other fee or premium payable to any Lender and/or its affiliates in connection with the transactions contemplated by the Credit Agreement or otherwise.

(d)          For U.S. federal income tax purposes, the Amendment & Consent Premium shall be treated as a payment on the loan made pursuant to the Credit Agreement (in accordance with the ordering provisions of Treasury Regulations Section 1.1275-2(a)).  Each of the Lenders and the Borrower agrees to file tax returns consistent with such treatment.

(e)          Borrower shall cause GCEH to file a registration statement with the SEC on Form S-3 or, if Form S-3 is not available for use by GCEH, Form S-1 (or any successor form or other appropriate form promulgated under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 promulgated under the Securities Act, as soon as practicable after the closing of the transactions contemplated by the Exxon MOU, but in no event later than May 31, 2022, which registration statement shall include all shares of GCEH Common Stock issuable upon exercise of the GCEH Warrants, and shall cause GCEH to use commercially reasonable efforts to obtain effectiveness thereafter.

4.          Representations and Warranties.  Each Loan Party hereby represents and warrants to the other parties hereto that:

(a)          Each Loan Party has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement, and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Agreement.  This Agreement has been duly executed and delivered by the Loan Parties, is in full force and effect and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

6

(b)          The execution, delivery and performance by each Loan Party of this Agreement does not and will not (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which such Loan Party is a party or by which it is bound or to which such Loan Party’s property or assets are subject (other than any Material Project Document to which such Loan Party is a party), except where such contravention or breach could not reasonably be expected to be material and adverse to the Loan Parties or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such Loan Party is a party, (iv) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (v) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such Loan Party’s property or the Collateral.

(c)          After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)          After giving effect to the waivers set forth in the Waiver and the amendments set forth in this Agreement, the representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Sixth Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

5.          Effectiveness; Conditions Precedent.  This Agreement, including the Upsized Tranche B Commitments and the Bridge Commitments, shall become effective on the first date on which each of the following conditions have been satisfied or waived (such date, the “Sixth Amendment Effective Date”):

(a)          This Agreement and the Waiver shall have been executed by the Administrative Agent, the Loan Parties and the Signatory Lenders (such execution not to be unreasonably delayed or waived) and the Administrative Agent shall have received counterparts to each which, when taken together, bear the signatures of each of the other parties hereto.

(b)          Borrower has arranged for payment on the Sixth Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Financing Documents.

(c)          The Administrative Agent and the Lenders shall have received a memorandum of understanding, dated as of the date hereof, by GCE, the Borrower and ExxonMobil Oil Corporation, duly executed and delivered by each party thereto, in form and substance satisfactory to the Administrative Agent and each Lender.

6.          Reaffirmation of Guarantees and Security Interests.

The Borrower, Holdings and Project Company (each, a “Reaffirming Party”) hereby acknowledges that it (a) has reviewed the terms and provisions of this Amendment, (b) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Amendment) under each of the Financing Documents to which it is a party.

7

Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Amendment shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Amendment in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.

Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

7.          Consent.

(a)          Notwithstanding anything contrary in the Credit Agreement, including the requirements set forth in Section 5.29(e) of the Credit Agreement, the Required Lenders hereby consent to, and instruct the Administrative Agent to consent to, and the Administrative Agent hereby consents to: a one-time transfer on Tuesday, January 4th, 2022 of all remaining funds on deposit in the Debt Service Reserve Account to the Construction Account; provided that (i) the conditions for disbursements from the Construction Account set forth in Section 4.04 of the Credit Agreement (other than Section 4.04(g), which shall be waived for this disbursement) are complied with for such disbursement from the Debt Service Reserve Account as if such disbursement was a disbursement from the Construction Account and (ii) the Borrower pays the Interest Rate for the Quarterly Date occurring on December 31, 2021 in cash.

8.          Miscellaneous.

(a)         Effect of Amendments.  From and after the Sixth Amendment Effective Date, the Credit Agreement shall be construed after giving effect to the amendments set forth in Section 2 hereof and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

(b)         No Other Modification.  Except as expressly modified by this Agreement and the Waiver, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)          Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

8

(d)       Incorporation by Reference.  Sections 10.07 (Severability), 10.11 (Headings), 10.09 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)            Financing Document.  This Agreement shall be deemed to be a Financing Document.

(f)         Counterparts; Integration.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)          Electronic Signatures.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9

(i)         Release.  IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES AND THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

BKRF OCB, LLC, as the Borrower

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

BKRF OCP, LLC, as Holdings

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

BAKERSFIELD RENEWABLE FUELS, LLC, as Project Company

By:	/s/ Richard Palmer
Name:	Richard Palmer
Title:	President

[Signature Page to Amendment No. 6 to Credit Agreement]

ORION ENERGY PARTNERS TP AGENT, LLC, as Administrative Agent

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 6 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 6 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES GCE CO-INVEST, L.P.,
as a Lender and Upsizing Tranche B Lender

By: Orion Energy Credit Opportunities Fund II GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund II Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 6 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 6 to Credit Agreement]

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

ORION ENERGY CREDIT OPPORTUNITIES FUND III GPFA PV, L.P.,
as a Lender

By: Orion Energy Credit Opportunities Fund III GP, L.P., its general partner

By: Orion Energy Credit Opportunities Fund III Holdings, LLC, its general partner

By:	/s/ Gerrit Nicholas
Name:	Gerrit Nicholas
Title:	Managing Partner

[Signature Page to Amendment No. 6 to Credit Agreement]

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, as Lender
RELIASTAR LIFE INSURANCE COMPANY,
as a Lender

By: Voya Investment Management LLC, as Agent

By:	/s/ Thomas Emmons
Name:	Thomas Emmons
Title:	Senior Vice President

[Signature Page to Amendment No. 6 to Credit Agreement]

LIF AIV 1, L.P.,
as a Lender

By: GCM Investments GP, LLC, its General Partner

By:	/s/ Girish S. Kashyap
Name:	Girish S. Kashyap
Title:	Authorized Signatory

[Signature Page to Amendment No. 6 to Credit Agreement]

Exhibit A

to Amendment nO. 6

ANNEX I
TO
CREDIT AGREEMENT

Commitments and Existing Loans

Entity Name	Outstanding Tranche A Loans as of Amendment No. 6	Outstanding Tranche B Loans Prior to Amendment No. 6	Upsized Tranche B Commitment - Upsizing	Upsized Tranche B Commitment - Bridge	Total Commitments
Orion Energy Credit Opportunities Fund II, L.P.	[Redacted]	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund II PV, L.P.	[Redacted]	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund II GPFA, L.P.	[Redacted]	[Redacted]	[Redacted]
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	[Redacted]	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III PV, L.P.	[Redacted]	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III GPFA, L.P.	[Redacted]	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III, L.P.	[Redacted]	[Redacted]	[Redacted]

Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	[Redacted]	[Redacted]	[Redacted]
LIF AIV 1, L.P.	[Redacted]	[Redacted]	[Redacted]
Voya Renewable Energy Infrastructure Originator I LLC	[Redacted]	[Redacted]	[Redacted]
Voya Renewable Energy Infrastructure Originator L.P.	[Redacted]	[Redacted]	[Redacted]
Total	[Redacted]	[Redacted]	[Redacted]

Exhibit B

to Amendment nO. 6

ALLOCATION OF WARRANTS

Entity Name	Total Warrants - $125mm under the Exxon MOU	Total Warrants - No $125mm under the Exxon MOU
Orion Energy Credit Opportunities Fund II, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund II PV, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund II GPFA, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities GCE Co-Invest, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III PV, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III GPFA, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III, L.P.	[Redacted]	[Redacted]
Orion Energy Credit Opportunities Fund III GPFA PV, L.P.	[Redacted]	[Redacted]
LIF AIV 1, L.P.	[Redacted]	[Redacted]
Voya Renewable Energy Infrastructure Originator I LLC	[Redacted]	[Redacted]
Voya Renewable Energy Infrastructure Originator L.P.	[Redacted]	[Redacted]
Total

Exhibit C

to Amendment nO. 6

FORM OF GCEH WARRANT

GCEH Warrants Term Sheet

Issuer	Global Clean Energy Holdings, Inc. (“GCEH”)
Warrants

The Lender Equity Recipient upon the earlier of (i) ExxonMobil Oil Corporation (“Exxon”) funding $125,000,000 on the terms specified in Section 3 and Schedule I of the Memorandum of Understanding, dated as of December 20, 2022, by and among Exxon, GCEH and Borrower (the “Exxon MOU”) and (ii) February 1, 2022, the Lender Equity Recipient shall be issued warrants to acquire shares of GCEH’s Common Stock equal to 11% (on a non-diluted basis with a share count of 40,592,168) of the issued and outstanding shares of GCEH’s Common Stock as of the date such warrants are issued (or 25% (on a non-diluted basis with a share count of 40,592,168) of the issued and outstanding shares of GCEH’s Common Stock on such date, if, before February 1, 2022, Exxon has not funded $125,000,000 on the terms specified in Section 3 and Schedule I of the Exxon MOU) (the “GCEH Warrants”).

All such GCEH Warrants shall be issued to each Lender Equity Recipient in the percentages as set forth on Exhibit B.

Exercise Price and Mechanics

The GCEH Warrants shall be exercisable, in whole or in part, either upon payment of the exercise price in cash, or by cashless exercise, at the option of the Lender Equity Recipients. The exercise price will be the lower of (i) fifty percent (50%) of the volume weighted average price per share during the preceding sixty (60) days prior to the Issue Date and (ii) $2.25 per share of GCEH Common Stock issuable pursuant to the GCEH Warrants.

Exercise Period

The GCEH Warrants shall be exercisable from and after the date the GCEH Warrants are issued (the “Issue Date”), until the date that is sixty (60) days after the date on which the entire outstanding principal amount of the Loans (as defined in the Credit Agreement), together with all unpaid interest, fees, charges and costs, shall have been paid in full.

Warrant Protections

The GCEH Warrants shall contain provisions protecting the Lender Equity Recipients from stock dividends, splits and certain other fundamental transactions (such as mergers, acquisitions, changes of control and/or sales) and customary antidilution protections.

Rights upon Distributions

The Lender Equity Recipients shall have the right to participate in any dividend or other distribution to holders of shares of Common Stock to the same extent that the Lender Equity Recipients would have participated therein if the Lender Equity Recipients had held the number of shares of Common Stock acquirable upon complete exercise of the GCEH Warrants immediately before the date on which a record is taken for such dividend or other distribution; provided that, the amount of such dividends or other distributions shall first be retained by GCEH and counted towards and serve to reduce the exercise price with respect to the GCEH Warrants until such exercise price has been reduced to $0.01 and thereafter shall be paid to the Lender Equity Recipients directly.

Transferability of Warrants	Freely transferable, subject to applicable securities laws.
Limitations on Exercise

Notwithstanding anything to the contrary contained herein, unless all Lender Equity Recipients together with any other “attribution parties” file any SEC reports required as a result of such parties collectively beneficially owning in the aggregate in excess of 4.99% of the number of shares of common stock of GCEH outstanding, the GCEH Warrants shall not be exercisable by a Lender Equity Recipient if such Lender Equity Recipients together with any other “attribution parties” collectively would beneficially own in the aggregate in excess of 4.99% (the “Maximum Percentage”) of the number of shares of common stock of GCEH outstanding immediately after giving effect to such exercise.  For purposes of the foregoing, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  At any time, upon written notice to the Company, a Lender Equity Recipient may increase or decrease the Maximum Percentage to any other percentage; provided that any increase to the Maximum Percentage shall not be effective until the sixty-first (61st) day after such written notice is delivered to the Company.

Registration Rights

If at any time GCEH shall determine to (x) prepare and file with the SEC a registration statement for the sale of Common Stock or other equity securities of the Company, or (y) sell shares of Common Stock or other equity securities of the Company in an underwritten offering pursuant to a registration statement filed with the SEC on Form S-3 or, if Form S-3 is not available for use by GCEH, Form S-1  (or any successor form or other appropriate form promulgated under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 promulgated under the Securities Act, in each case, either for its own account or for the account of other holders of equity securities in GCEH, GCEH shall (i) promptly, but no less than ten (10) Business Days prior to the anticipated filing date of the registration statement (in the case of clause (x) above) or such sale (in the case of clause (y) above), give to each Lender Equity Recipient written notice thereof and (ii) subject to customary limitations (including, without limitation, underwriter cutbacks) and receipt of customary information, representations and undertakings, include in such registration statement or sale, as applicable, all warrant shares specified in a written request or requests, made by the Lender Equity Recipients.

GCEH shall use its commercially reasonable efforts to (i) file a registration statement with the SEC on Form S-3 or, if Form S-3 is not available for use by GCEH, Form S-1 (or any successor form or other appropriate form promulgated under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 promulgated under the Securities Act, as soon as practicable after the closing of the transactions contemplated by the Exxon MOU, but in no event later than May 31, 2022, which registration statement shall include all shares of GCEH Common Stock issuable upon exercise of the GCEH Warrants, (ii) obtain effectiveness thereafter and (iii) maintain the effectiveness of such registration statement at all times following the effective date of such registration statement until the earlier of (x) five years from the date on which such registration statement becomes effective; and (y) the date on which all shares of GCEH Common Stock issuable upon the exercise of the GCEH Warrants are sold.  Any failure to cause such filing in accordance with the foregoing shall be subject to the remedies set forth in the definitive documents.

At any time after the shelf registration statement is effective, the Lender Equity Recipients will be entitled to request up to three (3) demands for underwritten registered offerings, subject to customary limitations (including, without limitation, underwriter cutbacks); provided, that the aggregate proceeds expected to be received from the sale of securities requested to be included in each demand registration equals or exceeds $25,000,000.

Other Terms of GCEH Warrants	The GCEH Warrants shall otherwise be in form and substance satisfactory to the Administrative Agent, in its sole discretion.